                                                                    EXHIBIT 99.3

                          NOTICE OF GUARANTEED DELIVERY

                             AMERIGAS PARTNERS, L.P.
                          AMERIGAS EAGLE FINANCE CORP.

                                OFFER TO EXCHANGE

                       SERIES D 10% SENIOR NOTES DUE 2006

                           FOR ANY AND ALL OUTSTANDING

                       SERIES C 10% SENIOR NOTES DUE 2006

        This form or one substantially equivalent hereto must be used by registered holders of outstanding Series C 10% Senior Notes due 2006 (the "Old 10% Notes") of AmeriGas Partners, L.P. and AmeriGas Eagle Finance Corp. (collectively, the "Issuers") who wish to tender their Old 10% Notes in exchange for a like principal amount of Series D 10% Senior Notes due 2006 (the "Registered 10% Notes") of the Issuers pursuant to the exchange offer described in the Prospectus, dated ________, 2001 (the "Prospectus") if the holder's Old 10% Notes are not immediately available or if such holder cannot deliver its Old 10% Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to First Union National Bank (the "Exchange Agent") prior to 5:00 p.m., New York City time, on [insert Expiration Date]. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                            FIRST UNION NATIONAL BANK


        By Registered or Certified Mail, by Hand or by Overnight Courier:
                         1525 West W.T. Harris Boulevard
                                   NC1153 3C3
                      Charlotte, North Carolina 28262-1153
                      Attention: Corporate Trust Operations

                                  By Facsimile:
                                 (704) 590-7628
                        (For Eligible Institutions Only)

                                  By Telephone:
                                 (704) 590-7410

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

        The undersigned hereby tenders to the Issuers the principal amount of Old 10% Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

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                            DESCRIPTION OF SECURITIES TENDERED
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                                  NAME AND ADDRESS OF
                                REGISTERED HOLDER AS IT        CERTIFICATE      PRINCIPAL AMOUNT
                                 APPEARS ON THE OLD 10%     NUMBER(S) FOR OLD   OF OLD 10% NOTES
  NAME OF TENDERING HOLDER        NOTES (PLEASE PRINT)      10% NOTES TENDERED      TENDERED
--------------------------------------------------------------------------------------------------

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

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                                PLEASE SIGN HERE

X                                                          X
 --------------------------------------------------         --------------------------------------
X                                                          X
 --------------------------------------------------         --------------------------------------
X                                                          X
 --------------------------------------------------         --------------------------------------
                  SIGNATURE(S) OF OWNER                                     DATE


        Must be signed by the holder(s) of Old 10% Notes as their name(s) appear(s) on certificates for Old 10% Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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[ ]   The Depository Trust Company

      (Check if Old 10% Notes will be tendered by book-entry transfer)

      Account Number:
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             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.


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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

                The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old 10% Notes (or a confirmation of book-entry transfer of such Old 10% Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
             -------------------------------     -----------------------------------------
                                                            (Authorized Signature)

Address:                                         Title:
        ------------------------------------            ----------------------------------

                                                 Name:
--------------------------------------------            ----------------------------------
                                  (Zip Code)                (Please type or print)

                                                 Date:
--------------------------------------------           -----------------------------------
          Area Code and Telephone No.

NOTE: DO NOT SEND OLD 10% NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      OLD 10% NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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